Capital commitments	6 Months Ended
Jun. 30, 2024
Capital commitments [abstract]
Capital commitments	Capital commitments

	As at	As at
	Jun	Dec
	2024	2023
US Dollar million	Unaudited	Audited

Orders placed and outstanding on capital contracts at the prevailing rate of exchange (1)	243	141

(1) The increase is mainly as a result of an increase in commitments at Iduapriem for the tailings storage facility project.
Liquidity and capital resources
To service the above capital commitments and other operational requirements, the Group is dependent on existing cash resources, cash generated from operations and borrowings (in the form of bonds and credit facilities). As part of the management of liquidity, funding and interest rate risk, the Group regularly evaluates market conditions and may enter into transactions, from time to time, to repurchase outstanding debt, pursuant to open market purchases, privately negotiated transactions, tender offers or other means.
Cash generated from operations is subject to operational, market and other risks. Distributions from operations may be subject to foreign investment, exchange control laws and regulations and the quantity of foreign exchange available in offshore countries. In addition, distributions from joint ventures are subject to relevant Board approvals.
The credit facilities and other finance arrangements contain financial covenants and other similar undertakings. At 30 June 2024, the
Group was in compliance with all of the financial maintenance covenants per its loan agreements. To the extent that external borrowings are required, the Group’s covenant performance indicates that existing financing facilities will be available to meet the above commitments. The financing facilities which mature in the near future are disclosed in current liabilities. The Group believes that sufficient measures are in place to ensure that these facilities can be refinanced.